Exhibit 10.11

Amendment No. 5 to Lease Contract dated 1.10. 2009

entered into by and between the following Contractual Parties on the day, month and year specified below:

Vědeckotechnický park Plzeň, a.s.

with a registered office in Pilsen, Teslova 3, postcode 301 00 company ID (IČ): 26392054

registered with the Registry of Companies maintained by the Regional Court in Pilsen, Section B, Entry 1160

represented by Mr. Jiří Winkelhöfer, Chairman of the Board of Directors

(hereinafter referred to only as the “Lessor”)

and

Abcheck s.r.o.

company ID (IČ): 28471512,

with a registered office in Pilsen, Teslova 1202/3, postcode 301 00 registered with the Registry of Companies maintained by the Regional Court in Pilsen, Section C, Entry 24273

represented by Ing. Tomáš Jičínský, company executive

on giving the power of attorney

(hereinafter referred to only as the “Lessee”)

(hereinafter jointly referred to only as the “Contractual Parties”)

Preamble

(A) On 1 October 2009, the Contractual Parties entered into the Lease Contract on the lease of commercial premises, as subsequently amended by Amendment No. 1 dated 1 November 2009, as subsequently amended by Amendment No. 2 dated 1 December 2009, as subsequently amended by Amendment No. 3 dated 1 February 2011 and as subsequently amended by Amendment No. 4 dated 30 June 2011 (hereinafter referred to only as the “Lease Contract”).

(B) The Lessor and the Lessee have agreed to enter into this Amendment No. 5 to the Lease Contract, on the basis of which the term of the Lease Contract shall be changed and will end on 31.12. 2020.

(C) On the basis of the above-specified facts, the Contractual Parties thus enter into this Amendment No. 4 to the Lease Contract (hereinafter referred to only as the “Amendment”).

(D) Unless specified otherwise in this Amendment, the terms, conditions and definitions specified in this Amendment correspond to the terms, conditions and definitions specified in the Lease Contract.

1.	Subject of the Amendment

1.1	The text of the provision 7.1 of the Lease Contract shall be nullified and superseded by the following text:

This Contract is concluded for a definite period of time and will end on 31.12. 2015.

1.2.	In order to ensure that the existing terms and conditions stipulated in the Lease Agreement and especially in Amendment 4 to the Lease Agreement, except for the change stipulated in this Amendment, remain in effect, the Parties agree that should the Lessee terminate the Lease Agreement or should the Lease Agreement be terminated for reasons on the part of the Lessee before 31 December 2015, the Lessee shall pay the Lessor a penalty under Article IV.1 of the Lease Agreement. However, should the Lessee terminate the Lease Agreement or should the Lease Agreement be terminated for other reasons after 31 December 2015, the Lessee shall not be obliged to pay a penalty within the meaning of Article IV.1 of the Lease Agreement, unless the Parties agree otherwise in the future.

2.	General Provisions of the Amendment

2.1	This amendment shall become valid and effective on the date the same is signed by authorised representatives of both Contractual parties.

2.3	Other provisions and arrangements of the Lease Contract shall remain unchanged.

2.4	This amendment is drawn up in four copies with the validity of the original in Czech and English, and signed by both contractual parties. Each of the contractual parties shall receive two copies. In the case of any disputes, the English language version shall be binding.

2.5	Should any provision of this Amendment be or become invalid or ineffective, the other provisions of this Amendment shall remain valid. The Contractual Parties undertake to supersede such an invalid or ineffective provision by a different provision which will be valid and effective and the contents and meaning of which will correspond to the original invalid and ineffective provision.

2.6	The Contractual Parties confirm the authenticity of this amendment. Having read this amendment, the Contractual Parties declare that it has been drawn up on the basis of accurate data, their true and free will, that it was not arranged under duress or under otherwise unilaterally disadvantageous conditions. In witness whereof, the Contractual Parties append their respective signatures hereunder.

Appendix: Procuration

For the Lessor:

In Pilsen on

/s/ Jiří Winkelhöfer
Jiří Winkelhöfer Vědeckotechnický park Plzeň, a.s. Chairman of the Board of Directors

For the Lessee:

In Pilsen on November 14, 2012

/s/ Ing. Tomáš Jičínský
Ing. Tomáš Jičínský Abcheck s.r.o. Company Executive on giving the power of attorney